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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 19, 1998
                                                  ----------------

                        TRANSPORTATION EQUITIES, INC.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Nevada                     0-16140                   34-1397328
----------------------        ----------------         ----------------------
(State or other juris-        (Commission File         (IRS Employer Indenti-
diction of incorporation       Number)                  fication Number)

                33 West Main Street, Elmsford, New York 10523
                ---------------------------------------------
                    (Address of principal executive office)

                      U.S. Transportation Systems, Inc.
------------------------------------------------------------------------------
                         (Former name of Registrant)

Registrant's telephone number, including area code:   (914) 345-3339
                                                    ------------------


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Item 2.   DISPOSITION OF ASSETS

         On March 19, 1998 the Registrant completed the sale of substantially all of its assets to a subsidiary of Precept Business Services, Inc. ("Precept") in exchange for 9,612,500 shares of Class A Common Stock of Precept ("Precept Shares") and assumption by the Precept subsidiary of certain liabilities. On the same date the Registrant distributed 8,979,187 of the Precept Shares to the holders of the Registrant's common stock on a one-for-one basis.

         Upon completion of the sale of assets and the distribution of Precept Shares, the Registrant retains the following assets:

          -    633,313 Precept Shares

          -    $175,000 cash

          - the capital stock of BancPro Transportation, Inc., a subsidiary engaged in rental car brokerage, which on March 9, 1998 filed for protection under Chapter 11 of the United States
               Bankruptcy Code.

         The Registrant has no liabilities at this time, but is party to several lawsuits in which substantial claims have been made. The most significant claims against the Registrant are the following:

                  William Orr, Jackson & Johnson, Inc., and Mile High Corp. (New York State Supreme Court, New York County; United States Bankruptcy Court - S.D.N.Y.). Claims for $9,000,000 for breach of contract; $160,000 for goods sold; $270,000 for breach of employment agreement; and $63,898 for truck lease payment.

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           Consolidated Financial Management, Inc. Claim for 940,833
                   Shares of the Registrant's common stock.

         At some time during the next twelve months, the Registrant will close its stock transfer books, assign all of its assets, liabilities and claims to a Liquidating Trust, and dissolve. Thereafter, at such time when all claims against the Registrant/Liquidating Trust have been resolved, the assets that remain in the Liquidating Trust, if any, will be distributed pro rata to the shareholders of record of the Registrant on the date on which the stock transfer records were closed,

Item 5.   CHANGE OF NAME; RESIGNATION OF BOARD MEMBERS

         In connections with the sale of assets to Precept, the Registrant has changed its name from "U.S. Transportation Systems, Inc." to "Transportation Equities, Inc."

         On March 19, 1998, immediately after the closing of the sale to Precept, all members of the Registrant's Board of Directors other than Michael Margolies resigned. Mr. Margolies will remain the sole director of the registrant until it is dissolved.

                                   EXHIBITS

         1. Pro Forma Financial Statement. Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (333-44211) and incorporated herein by reference.

         2. Certificate of Amendment of Certificate of Incorporation.

                                      2


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



March 27, 1998                                U.S. TRANSPORTATION SYSTEMS, INC.


                                              By: \s\ Michael Margolies
                                                  ---------------------------
                                                      Michael Margolies
                                                      Chief Executive Officer







                                      3
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                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                       U.S. TRANSPORTATION SYSTEMS, INC.

         Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officers do hereby certify:

         FIRST: The name of the Corporation is U.S. Transportation Systems,
Inc.

         SECOND: The Board of Directors of the Corporation duly adopted the following resolution on November 17, 1997,

                  RESOLVED, the Article FIRST of the Corporation's Certificate of Incorporation be amended to read as follows:

                  FIRST: The name of the Corporation is Transportation Equities, Inc.;

                  RESOLVED, that a Special Meeting of the Stockholders be called for March 12, 1998 for the purpose of taking action upon the proposed amendment to the Certificate of Incorporation, with the record date for such meeting to be February 4, 1998 and the mailing date for proxy materials will be February 11, 1998.

                  RESOLVED, that in the event the stockholders shall adopt the aforesaid amendment by at least a majority of the voting power, the proper officers of the Corporation are authorized and directed to execute and file with the Nevada Secretary of State, as promptly as possible thereafter, a Certificate of Amendment pursuant to Section 78.390(c) of the Nevada General Corporation Law.

         THIRD: The total number of outstanding shares having voting power of the Corporation, as of the record date of the Special Meeting of Stockholders, was 8,979,187 and the total number of votes entitled to be cast by the holders of all of said outstanding shares as of said record date was 8,979,187.

         FOURTH: At a meeting of stockholders held on March 12, 1998, notice of which was given, the amendment herein certified was adopted by the holders of 5,261,865 shares, which represent 5,261,865 votes, and which constitute at least a majority of all of the voting power of the holders of shares having voting power as of the record date of the Special Meeting.


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Signed on March 23, 1998                    U.S. TRANSPORTATION SYSTEMS, INC.

                                            By: /s/ Ronald P. Sorci, President
                                                ------------------------------
                                                Ronald P. Sorci, President


                                            By: /s/ Michael Margolies, Secretary
                                                --------------------------------
                                                Michael Margolies, Secretary

STATE OF NEW YORK        )
                         :    SS:
COUNTY OF WESTCHESTER    )

         On this 23rd day of March, 1998 before me, the undersigned, personally appeared Ronald P. Sorci as President of U.S. Transportation Systems, Inc. and acknowledged under oath, to my satisfaction, that he executed the above instrument as his act and deed.
                                                     MARY JOAN BOOS
                                            Notary Public, State of New York
                                                    No. 01BO5052429
                                            Qualified in Westchester County
                                          Commission Expires November 27, 199

STATE OF NEW YORK        )
                         :    SS:
COUNTY OF WESTCHESTER    )

         On this 23rd day of March, 1998 before me, the undersigned, personally appeared Michael Margolies, Secretary of U.S. Transportation Systems, Inc. and acknowledged under oath, to my satisfaction, that he executed the above instrument as his act and deed.
                                                     MARY JOAN BOOS
                                            Notary Public, State of New York
                                                    No. 01BO5052429
                                            Qualified in Westchester County
                                          Commission Expires November 27, 199